UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: October 14, 2005
(Date of earliest event reported)
AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 444-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES
Exhibit Index
EX-99.1 EMPLOYMENT OFFER LETTER AGREEMENT
EX-99.2 PRESS RELEASE DATED OCTOBER 18, 2005

Item 1.01 Entry into a Material Definitive Agreement
     On October 14, 2005, Akamai Technologies, Inc. (the “Company”) entered into an employment offer letter agreement with J. Donald Sherman under the terms of which he will become the Company’s Senior Vice President and Chief Financial Officer-Elect. The letter agreement sets forth the terms of Mr. Sherman’s employment, including his cash and equity compensation, and further provides for Mr. Sherman to become the Company’s Chief Financial Officer following the retirement of Robert Cobuzzi, the Company’s current Chief Financial Officer. See Item 5.02 below. Under the terms of the employment offer letter agreement, Mr. Sherman will have an initial annual salary of $300,000 and will receive a $50,000 signing bonus and relocation assistance. Mr. Sherman will also be eligible for additional cash bonus and equity awards and will be eligible to participate in the Company’s Executive Severance Pay Plan. A copy of the employment offer letter agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the employment offer letter agreement is qualified in its entirety by the full text of such agreement set forth in Exhibit 99.1.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On October 14, 2005, Robert Cobuzzi notified the Company of his intent to retire from his position as Chief Financial Officer effective on or about the date on which the Company files with the Securities and Exchange Commission its annual report on Form 10-K for the fiscal year ending December 31, 2005.
     On October 18, 2005, the Company issued a press release announcing Mr. Cobuzzi’s retirement as its Chief Financial Officer. The Company simultaneously announced that J. Donald Sherman would succeed Mr. Cobuzzi as Chief Financial Officer following the effectiveness of Mr. Cobuzzi’s resignation. See Item 1.01 above and Exhibit 99.1 for a description of the material terms of the employment agreement between the Company and Mr. Sherman.
     The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2005	AKAMAI TECHNOLOGIES, INC.

/s/ Melanie Haratunian
Melanie Haratunian
Vice President and General Counsel
Exhibit Index
99.1	Employment offer letter agreement dated October 14, 2005 by and between Akamai Technologies, Inc. and J. Donald Sherman.

99.2	Press release dated October 18, 2005 issued by Akamai Technologies, Inc.

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